SUPPLEMENT

DATED MAY 27, 2015 TO

HARTFORD GLOBAL EQUITY INCOME FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.) PROSPECTUS, DATED

MARCH 1, 2015, AS LAST SUPPLEMENTED MAY 7, 2015,

SUMMARY PROSPECTUS, DATED MARCH 1, 2015 AND STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 2015, AS LAST SUPPLEMENTED MAY 7, 2015

Effective June 30, 2015, John R. Ryan, CFA will no longer serve as a portfolio manager for Hartford Global Equity Income Fund (the “Fund”).   Ian R. Link, CFA and W. Michael Reckmeyer, III, CFA will remain as portfolio managers for the Fund.  Accordingly, the above-referenced prospectus, summary prospectus and statement of additional information are revised to delete all references to John R. Ryan in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.

HV-7232	May 2015